GUARANTY AGREEMENT

This GUARANTY (this "Agreement"), dated as of the 3rd day in December 2012, is entered into by Focus Venture Partners, Inc., a Nevada corporation “Guarantor”) by and between and in favor of Michael D. Traina an individual residing at 2 Mercer Gate Drive, Doylestown, Pennsylvania 18901 (“Lender”).

RECITALS

WHEREAS, Optos Capital Partners, LLC, a Delaware limited liability company (the "Borrower"), entered into an Interest Purchase Agreement for the purchase of 100% of the membership interest of MDT Labor, LLC of even date herewith; and

WHEREAS, in as part of the purchase price Borrower executed and delivered a Promissory Note in the amount of four million dollars ($4,000,000.00) of even date herewith to Lender; and

WHEREAS, Borrower agreed to comply with the terms, covenant, conditions and obligations under the Interest Purchase Agreement and the Promissory Term Note, (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions) hereinafter collectively referred to as the “Loan Agreements" (capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreements); and

WHEREAS, it is a condition precedent to Lender entering into the Interest Purchase Agreement and making the loans under the Loan Agreements, that Guarantor shall have executed and delivered this Agreement to Lender.

WHEREAS, Borrower is the wholly owned subsidiary of Guarantor and as the parent company of Borrower, Guarantor will derive substantial direct and indirect benefit from the Loan Agreements; and

NOW THEREFORE, in consideration of the premises and in order to induce the Lender to make loans under the Loan Agreements, Guarantor hereby agrees as follows:

Article I

Definitions

For purposes of this Agreement, the following terms shall have the following meanings:

"Bankruptcy Code" means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

Guaranty Agreement –Focus Venture Partners, Inc.

"Change in Law" means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law, regardless of the date enacted, adopted or issued.

"Governmental Authority" means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government.

"Guarantor" has the meaning set forth in the Preamble hereof.

"Lender" has the meaning set forth in the Preamble hereof.

"Borrower" has the meaning set forth in the Preamble hereof.

Article II

Agreement to Guarantee Obligations

Section 2.01 Guaranty. Guarantor, hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety,

(a)          all obligations and payments by the Borrower of:

(i)           the principal of and premium, if any, and interest at the rate specified in the Loan Agreements (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding ("Post-Petition Interest") under the Loan Agreements (including any reimbursement obligation for disbursements and interest (including Post-Petition Interest) when and as due, whether at scheduled maturity, date set for prepayment, by acceleration or otherwise, and

(ii)           the prompt performance of all covenants, agreements, obligations and liabilities of the Borrower to the Lender under or in respect of the Loan Agreements, when and as due, including fees, costs, expenses (including, without limitation, reasonable fees and expenses of counsel incurred by the Lender in enforcing any rights under this Agreement or the Loan Agreements, contract causes of action and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding); and

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(b)           all such obligations in subsection (a), whether now or hereafter existing, being referred to collectively as the "Obligations". Guarantor further agrees that all or part of the Obligations may be increased, extended, substituted, amended, renewed or otherwise modified without notice to or consent from such Guarantor and such actions shall not affect the liability of such Guarantor hereunder. Without limiting the generality of the foregoing, Guarantor's liability shall extend to all amounts that constitute part of the Obligations and would be owed to the Lender under or in respect of the Loan Agreements, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower.

Section 2.02  Reinstatement. Guarantor agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time all or part of any payment of any Obligation is rescinded or must otherwise be returned by the Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower.

Article III

Guaranty Absolute and Unconditional; Waivers

Section 3.01 Guaranty Absolute and Unconditional; No Waiver of Obligations. Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Agreements, regardless of any law, regulation or order of any Governmental Authority now or hereafter in effect. The Obligations of Guarantor hereunder are independent of the Obligations under the Loan Agreements. A separate action may be brought against Guarantor to enforce this Agreement, whether or not any action is brought against the Borrower or whether or not the Borrower is joined in any such action. The liability of Guarantor hereunder is irrevocable, continuing, absolute and unconditional and the Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise effected by, and Guarantor hereby irrevocably waives any defenses to enforcement it may have now or in the future by reason of:

(a)           any illegality or lack of validity or enforceability of any Obligation or any Loan Agreements or any related agreement or instrument;

(b)           any change in the time, place or manner of payment of, or in any other term of, the Obligations under the Loan Agreements, or any rescission, waiver, amendment or other modification of the Loan Agreements, including any increase in the Obligations resulting from any extension of additional loans or otherwise;

(c)           any default, failure or delay, willful or otherwise, in the performance of the Obligations;

(d)           any change, restructuring or termination of the corporate structure, ownership or existence of the Borrower, any of its subsidiaries or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any Obligation;

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(e)           the failure of the Lender to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Agreements or otherwise; or

(f)           any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Borrower against the Lender.

Section 3.02  Waivers and Acknowledgements.

(a)           Guarantor hereby unconditionally and irrevocably waives any right to revoke this Agreement and acknowledges that this Agreement is continuing in nature and applies to all presently existing and future Obligations.

(b)           Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of non-performance, default, acceleration, protest or dishonor and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Lender protect, secure, perfect or insure any Lien or any property subject thereto.

(c)           Guarantor hereby unconditionally and irrevocably waives any defense based on any right of set-off or recoupment or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

Article IV

Guarantor Rights of Subrogation, Etc.

Section 4.01  Agreement to Pay.

(a)           Without limiting any other right that the Lender has at law or in equity against Guarantor, if the Borrower fails to pay any Obligation when and as due, whether at maturity, by acceleration, after notice of prepayment or otherwise, Guarantor agrees to promptly pay the amount of such unpaid Obligations to the Lender. Upon payment by any Guarantor of any sums to the Lender as provided herein, all of such Guarantor's rights of subrogation, exoneration, contribution, reimbursement, indemnity or otherwise arising therefrom against the Borrower shall be subordinate and junior in right of payment to the prior indefeasible payment in full of all Obligations.

Article V

Representations and Warranties; Covenants

Section 5.01 Representations and Warranties. Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in the Loan Agreements are true and correct. Guarantor further represents and warrants that:

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(a)           There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(b)           Such Guarantor has, independently and without reliance upon the Lender and based on such Agreement and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and has established adequate procedures for continually obtaining information pertaining to, and is now and at all times will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of the Borrower.

Section 5.02  Covenants. Guarantor covenants and agrees that, until the Termination Date, such Guarantor will perform and observe, and cause Borrower to perform and observe, all of the terms, covenants and agreements set forth in the Loan Agreements that are required to be, or that the Borrower has agreed to cause to be, performed or observed.

Article VI

Miscellaneous

Section 6.01  Amendments. No term or provision of this Agreement may be waived, amended, supplemented or otherwise modified except in a writing signed by each Guarantor and Lender.

Section 6.02  Indemnification. Guarantor hereby agrees to indemnify and hold harmless the Lender ("Indemnitee") from any losses, damages, liabilities, claims and related expenses (including the fees and reasonable expenses of any counsel for any Indemnitee) incurred by Indemnitee or asserted against any Indemnitee arising out of, in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any failure of any Obligations to be the legal, valid, and binding obligations of Borrower in accordance with their terms, whether brought by a third party or by such Guarantor, and regardless of whether any Indemnitee is a party thereto.

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Section 6.03  Notices.

(a)           Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (or by e-mail as provided in paragraph (b) below), all notices and other communications provided for herein shall be made in writing and mailed by certified or registered mail, delivered by hand or overnight courier service, or sent by facsimile as follows:

(i)           If to Guarantor, to it at:

969 Postal Road, Suite 100 Allentown, PA 18109

Attention of Christopher Furgeson

Facsimile No. (610) 672-9999;

E-mail: cferguson@focusfiber.com

(ii)           If to the Lender, to it at

2 Mercer Gate Drive Doylestown, PA 18901,

Attention of Mike D. Traina

Facsimile No. 727-773-1821;

E-mail: traina@ilabornetwork.com

Notices mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received. Notices sent by facsimile during the recipient's normal business hours shall be deemed to have been given when sent with successful delivery confirmation (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient's business on the next business day).

(b)           Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

Section 6.04  Continuing Guaranty; Assignments Under the Loan Agreements. This Agreement is a continuing guaranty and shall (i) remain in full force and effect until the latest of (x) the payment in full of the Obligations and all other amounts payable under the Loan Agreements, (y) the Maturity Date (as defined in the Loan Agreements), and (z) the date of expiration or termination of all Obligations, covenants and warrants under the Loan Agreements, (ii) be binding on Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Lender and its successors and assigns. The Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreements to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise. Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

Section 6.05  Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement and the Loan Agreements constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. This Agreement shall become effective when the Lender shall have received counterparts hereof that together bear the signatures of the other party hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Agreement.

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Section 6.06  Governing Law; Jurisdiction; Etc.

(a)           Governing Law. This Agreement and the other Loan Agreements and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

(b)           Submission to Jurisdiction. Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind whatsoever, whether in law or equity, or whether in contract or tort or otherwise, against the Lender, relating to this Agreement or the transactions contemplated hereby, in any forum other than the courts of the Commonwealth of Pennsylvania or the Eastern District Court of Pennsylvania and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that any such action, litigation or proceeding may be brought in any such state court or, to the fullest extent permitted by applicable law, in such federal court.

(c)           Waiver of Venue. Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court referred to in clause (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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Section 6.07  Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN AGREEMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have executed and delivered this Guaranty Agreement as of the date first set forth above, intending to be legally bound.

Focus Venture Partners, Inc.

By/s/ Chris Ferguson
Name: Chris Ferguson
Title: President

Mike D. Traina

/s/ Mike D. Traina

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